Semi Annual Report dated 01/31/2006 for
Diversified Strategic Income Fund Class A

SEMI-ANNUAL

REPORT

JANUARY 31, 2006

Smith Barney

Diversified Strategic

Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Smith Barney Diversified Strategic Income Fund

Semi-Annual
Report  •  January 31, 2006

What’s

Inside

Fund Objective

Seeks high current income by investing primarily in a globally diverse portfolio of fixed income investments including U.S. government securities, mortgage- and asset-backed securities, investment and non-investment grade U.S. and foreign corporate debt and investment and non-investment grade sovereign debt including issuers in emerging markets.

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment managers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith
Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand during the reporting period. After a 3.3% advance in the second quarter of 2005, gross domestic product (“GDP”)i growth was 4.1% in the third quarter. However, there were mixed economic signals in the fourth quarter. While the Labor Department announced that the unemployment rate fell to 4.7% in December, its lowest level in four years, the fourth quarter GDP growth was 1.6%, lower than expected.

Given the overall strength of the economy and inflationary
pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period.
After raising rates nine times from June 2004 through July 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments five additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s fourteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.50%.

Given the Fed’s actions and high oil prices fueling inflationary concerns, both short- and long-term yields rose over the reporting period. During the six months ended January 31, 2006, two-year Treasury yields rose from 4.04% to 4.54%. Over the same period, 10-year Treasury yields moved from 4.32% to 4.53%. At the end of the reporting period, the yield curve was slightly inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 0.84%.

The high yield market generated a modest gain during the reporting period. While corporate balance sheets continued to

Smith Barney Diversified
Strategic Income Fund         I

 strengthen and corporate profits were strong, these positive developments took a back seat to the highly publicized downgrades of General Motors Corporation and Ford Motor Company. During the six month period ended January 31, 2006, the Citigroup High Yield Market Indexv returned 1.37%.

Emerging markets debt continued to
produce strong results over the reporting period, as the JP Morgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 6.87%. Many emerging market countries have improved their balance sheets in recent years. In addition, strong domestic demand and high energy and commodity prices supported many emerging market countries. This more than offset the potential negatives associated with rising U.S. interest rates.

Performance Review

For the six months ended January 31, 2006, Class A shares of the Smith Barney
Diversified Strategic Income Fund, excluding sales charges, returned 1.46%. These shares outperformed the Fund’s unmanaged benchmark, the Lehman Brothers U.S. Aggregate Index, which returned 0.84% for the same period. The Lipper Multi-Sector
Income Funds Category Average1 increased 1.89% over the same time frame.

Performance Snapshot as of January 31, 2006 (excluding sales charges) (unaudited)

6 Months

Diversified Strategic Income Fund — Class A Shares

1.46%

Lehman Brothers U.S. Aggregate Index

0.84%

Lipper Multi-Sector Income Funds Category Average

1.89%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at
www.citigroupam.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 1.19%, Class C shares returned 1.19% and Class
Y shares returned 1.63% over the six months ended January 31, 2006.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended January 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 119 funds in the Fund’s Lipper category, and excluding sales charges.

II         Smith Barney Diversified Strategic Income Fund

Special Shareholder Notices

On December 1, 2005,
Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Effective February 10, 2006, Smith Barney Fund Management LLC (the “Manager”), the Fund’s investment manager, has appointed the following individuals to assume the day-to-day portfolio management responsibilities for the Fund: S. Kenneth Leech, Stephen A. Walsh, Keith J. Gardner, Michael C. Buchanan and Mark Lindbloom.

Each of the new portfolio managers is a portfolio manager of Western Asset Management Company (“Western Asset”), which, like the Manager, is a subsidiary of Legg Mason.

Each Fund will be managed by a team of portfolio managers, sector specialists and other investment professionals. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Messers Leech, Walsh and Gardner have been employed by Western Asset for more than 5 years. Mr. Buchanan joined Western Asset in 2005, while
Mr. Lindbloom joined Western Asset in 2006.

Effective April 7, 2006, the Smith Barney Diversified Strategic Income Fund will be renamed Legg Mason Partners Diversified Strategic Income Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading,

Smith Barney Diversified
Strategic Income Fund         III

 fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the
Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February
16, 2006

IV         Smith Barney Diversified Strategic Income Fund

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund is subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. In addition, the Fund invests in high-yield securities. These issues are lower-rated and inherently more risky than higher-rated fixed-income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi

JP Morgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia,
Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Smith Barney Diversified Strategic Income Fund         V

Fund at a Glance (unaudited)

Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000
invested on August 1, 2005 and held for the six months ended January 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Actual Total Return Without Sales Charges(2)

Beginning Account Value

Ending Account Value

Annualized Expense Ratio

Expenses Paid During the Period(3)

Class A

1.46
%

$
1,000.00

$
1,014.60

1.05
%

$
5.33

Class B

1.19

1,000.00

1,011.90

1.56

7.91

Class C

1.19

1,000.00

1,011.90

1.56

7.91

Class Y

1.63

1,000.00

1,016.30

0.67

3.41

(1)

For the six months ended January 31, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results.

(3)

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2         Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are
meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Hypothetical Annualized Total Return

Beginning Account Value

Ending Account Value

Annualized Expense Ratio

Expenses Paid During the Period(2)

Class A

5.00
%

$
1,000.00

$
1,019.19

1.05
%

$
5.35

Class B

5.00

1,000.00

1,017.34

1.56

7.93

Class C

5.00

1,000.00

1,017.34

1.56

7.93

Class Y

5.00

1,000.00

1,021.83

0.67

3.41

(1)

For the six months ended January 31, 2006.

(2)

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report         3

Schedule of Investments (January 31, 2006) (unaudited)

SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND

Face Amount†

Rating‡

Security

Value

CORPORATE BONDS & NOTES — 37.1%

Aerospace & Defense — 0.4%

$
660,000

BBB-

Goodrich Corp., Notes, 7.500% due 4/15/08

$
690,947

850,000

BB+

L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12

894,625

2,275,000

BB-

Sequa Corp., Senior Notes, Series B, 8.875% due 4/1/08

2,422,875

Total Aerospace & Defense

4,008,447

Airlines — 0.3%

Continental Airlines Inc., Pass-Through Certificates:

407,887

B+

Series 2000-2, Class C, 8.312% due 4/2/11

365,053

2,025,000

B

Series 2001-2, Class D, 7.568% due 12/1/06

1,995,511

Total Airlines

2,360,564

Auto Components — 0.4%

580,000

B

Arvin Capital I, Capital Securities, 9.500% due 2/1/27

584,350

1,260,000

B-

Dana Corp., Notes, 6.500% due 3/1/09

989,100

TRW Automotive Inc., Senior Subordinated Notes:

1,606,000

BB-

9.375% due 2/15/13

1,754,555

260,000

BB-

11.000% due 2/15/13

296,400

Total Auto Components

3,624,405

Automobiles — 1.5%

2,200,000

BBB

DaimlerChrysler North America Holding Corp., 4.050% due 6/4/08

2,139,801

Ford Motor Co.:

Debentures:

825,000

BB-

6.625% due 10/1/28

573,375

500,000

BB-

8.900% due 1/15/32

390,000

6,925,000

BB-

Notes, 7.450% due 7/16/31

5,141,813

3,225,000

BB-

Senior Notes, 4.950% due 1/15/08

2,976,091

General Motors Corp., Senior Debentures:

500,000

B

8.250% due 7/15/23

367,500

3,150,000

B

8.375% due 7/15/33

2,346,750

Total Automobiles

13,935,330

Beverages — 0.1%

730,000

B

Cott Beverages USA Inc., Senior Subordinated Notes, 8.000% due 12/15/11

750,075

Building Products — 0.2%

370,000

CCC

Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12

360,750

600,000

B-

Goodman Global Holding Co. Inc., Senior Notes, 7.491% due 6/15/12 (a)(b)

605,250

1,175,000

CCC+

Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14

1,148,563

Total Building Products

2,114,563

See Notes to Financial Statements.

4         Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006)
(unaudited) (continued)

Face Amount†

Rating‡

Security

Value

Capital Markets — 0.4%

$
1,349,000

B-

BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14

$
1,504,135

1,975,000

A

Morgan Stanley, Subordinated Notes, 4.750% due 4/1/14

1,882,487

350,000

BB+

Morgan Stanley Bank AG for OAO Gazprom, Notes, 9.625% due 3/1/13

421,750

Total Capital Markets

3,808,372

Chemicals — 1.6%

960,000

BB-

Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11

1,026,000

1,435,000

B+

ISP Chemco Inc., Senior Subordinated Notes, Series B, 10.250% due 7/1/11

1,542,625

1,620,000

B

ISP Holdings Inc., Senior Secured Notes, Series B, 10.625% due 12/15/09

1,717,200

1,500,000

BB-

Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12

1,691,250

1,400,000

BBB-

Methanex Corp., Senior Notes, 8.750% due 8/15/12

1,564,500

570,000

B-

OM Group Inc., Senior Subordinated Notes, 9.250% due 12/15/11

572,850

1,525,000

B-

Resolution Performance Products LLC, Senior Subordinated Notes, 13.500% due 11/15/10

1,635,562

Rhodia SA:

1,000,000

CCC+

Senior Notes, 7.625% due 6/1/10

1,010,000

1,333,000

CCC+

Senior Subordinated Notes, 8.875% due 6/1/11

1,366,325

1,674,000

BB-

Westlake Chemical Corp., Senior Notes, 8.750% due 7/15/11

1,837,215

Total Chemicals

13,963,527

Commercial Banks — 1.0%

4,650,000

A+

Bank of America Corp., Subordinated Notes, 7.400% due 1/15/11

5,105,105

3,250,000

A-

Standard Chartered Bank PLC, Subordinated Notes, 8.000% due 5/30/31 (a)

4,133,412

Total Commercial Banks

9,238,517

Commercial Services & Supplies — 0.7%

2,260,000

BB-

Allied Waste North America Inc., Senior Secured Notes, Series B, 8.500% due 12/1/08

2,387,125

1,475,000

CCC+

Brand Services Inc., Senior Notes, 12.000% due 10/15/12

1,556,125

1,015,000

B+

Cenveo Corp., Senior Notes, 9.625% due 3/15/12

1,093,662

975,000

BB-

Corrections Corp. of America, Senior Subordinated Notes, 6.250% due 3/15/13

965,250

Total Commercial Services & Supplies

6,002,162

Communications Equipment — 0.5%

3,625,000

B

Lucent Technologies Inc., Debentures, 6.450% due 3/15/29

3,063,125

1,650,000

B-

Nortel Networks Corp., Notes, 6.875% due 9/1/23

1,485,000

Total Communications Equipment

4,548,125

Computers & Peripherals — 0.1%

525,000

B-

SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (a)

548,625

See Notes to Financial Statements.

Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report         5

Schedule of Investments (January 31, 2006)
(unaudited) (continued)

Face Amount†

Rating‡

Security

Value

Containers & Packaging — 1.2%

$
800,000

B-

Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12

$
872,000

Graphic Packaging International Corp.:

525,000

B-

Senior Notes, 8.500% due 8/15/11

527,625

600,000

B-

Senior Subordinated Notes, 9.500% due 8/15/13

567,000

3,230,000

BB-

Owens-Brockway Glass Container Inc., Senior Secured Notes, 8.875% due 2/15/09

3,387,462

800,000

B

Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (a)

824,000

Pliant Corp.:

275,000

D

Senior Secured Second Lien Notes, 11.125% due 9/1/09 (c)

241,313

220,000

D

Senior Subordinated Notes, 13.000% due 6/1/10 (c)

55,000

675,000

CCC-

Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10

556,875

3,100,000

CCC+

Stone Container Finance Co. of Canada II, Senior Notes, 7.375% due 7/15/14

2,782,250

Tekni-Plex Inc.:

900,000

C

Senior Secured Notes, 8.750% due 11/15/13 (a)

828,000

720,000

C

Senior Subordinated Notes, Series B, 12.750% due 6/15/10

423,000

Total Containers & Packaging

11,064,525

Diversified Consumer Services — 0.4%

450,000

B

Hertz Corp., Senior Notes, 8.875% due 1/1/14 (a)

466,875

Service Corp. International:

1,025,000

BB

Debentures, 7.875% due 2/1/13

1,089,063

1,590,000

BB

Senior Notes, 6.500% due 3/15/08

1,619,812

Total Diversified Consumer Services

3,175,750

Diversified Financial Services — 1.3%

1,127,000

CCC+

Alamosa Delaware Inc., Senior Discount Notes, step bond to yield 11.437% due 7/31/09

1,229,839

600,000

A+

American General Finance Corp., Senior Notes, 4.625% due 5/15/09

593,723

370,000

BB-

Case Credit Corp., Notes, 6.750% due 10/21/07

375,550

2,450,000

A-

EnCana Holdings Finance Corp., Notes, 5.800% due 5/1/14

2,533,381

Ford Motor Credit Co., Notes:

500,000

BB-

6.625% due 6/16/08

470,744

350,000

BB-

7.875% due 6/15/10

329,639

General Motors Acceptance Corp.:

350,000

BB

Bonds, 8.000% due 11/1/31

357,852

Notes:

125,000

BB

7.250% due 3/2/11

120,726

2,125,000

BB

6.875% due 9/15/11

2,031,113

4,065,000

BB

6.750% due 12/1/14

3,858,831

Total Diversified Financial Services

11,901,398

See Notes to Financial Statements.

6         Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006)
(unaudited) (continued)

Face Amount†

Rating‡

Security

Value

Diversified Telecommunication Services — 1.1%

$
600,000

A

AT&T Corp., Senior Notes, 7.300% due 11/15/11

$
661,984

1,780,000

D

GT Group Telecom Inc., Senior Discount Notes, step bond to yield 15.232% due 2/1/10 (c)(d)(e)

0

225,000

B

Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10

238,219

1,950,000

B

Intelsat Ltd., Senior Discount Notes, step bond to yield 8.509% due 2/1/15 (a)

1,296,750

795,000

B-

Northern Telecom Capital Corp., Notes, 7.875% due 6/15/26

783,075

516,000

B+

PanAmSat Corp., Senior Notes, 9.000% due 8/15/14

545,025

Qwest Communications International Inc., Senior Notes:

135,000

B

7.500% due 2/15/14

137,025

100,000

B

7.500% due 2/15/14 (a)

101,500

Qwest Corp.:

25,000

BB

7.500% due 6/15/23

24,656

2,290,000

BB

Debentures, 6.875% due 9/15/33

2,123,975

2,905,000

BB

Notes, 8.875% due 3/15/12

3,231,812

4,000,000
MXN

BBB+

Telefonos de Mexico S.A. de C.V., 8.750% due 1/31/16

379,624

Total Diversified Telecommunication Services

9,523,645

Electric Utilities — 1.5%

Edison Mission Energy, Senior Notes:

3,255,000

B+

10.000% due 8/15/08

3,556,087

275,000

B+

7.730% due 6/15/09

283,938

1,825,000

B+

9.875% due 4/15/11

2,126,125

825,000

B

Inergy L.P./Inergy Finance Corp., Senior Notes, 6.875% due 12/15/14

781,687

1,910,000

B

Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10

2,186,950

Reliant Energy Inc., Senior Secured Notes:

4,000,000

B+

9.250% due 7/15/10

3,970,000

625,000

B+

9.500% due 7/15/13

621,875

Total Electric Utilities

13,526,662

Electrical Equipment — 0.3%

Thomas & Betts Corp.:

1,980,000

BBB-

Medium-Term Notes, 6.625% due 5/7/08

2,025,730

575,000

BBB-

Senior Notes, 7.250% due 6/1/13

606,184

Total Electrical Equipment

2,631,914

Electronic Equipment & Instruments — 0.2%

Muzak LLC/Muzak Finance Corp.:

1,975,000

CCC-

Senior Notes, 10.000% due 2/15/09

1,757,750

550,000

CCC-

Senior Subordinated Notes, 9.875% due 3/15/09

338,250

Total Electronic Equipment & Instruments

2,096,000

Energy Equipment & Services — 0.0%

88,000

B-

Dresser-Rand Group Inc., Senior Subordinated Notes, 7.625% due 11/1/14 (a)

91,520

See Notes to Financial Statements.

Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report         7

Schedule of Investments (January 31, 2006)
(unaudited) (continued)

Face Amount†

Rating‡

Security

Value

Food & Staples Retailing — 0.4%

$
900,000

B-

Jean Coutu Group Inc., Senior Subordinated Notes, 8.500% due 8/1/14

$
861,750

2,500,000

BBB-

Safeway Inc., Senior Debentures, 7.250% due 2/1/31

2,705,693

Total Food & Staples Retailing

3,567,443

Food Products — 0.8%

825,000

BB

Ahold Finance USA Inc., Notes, 8.250% due 7/15/10

895,125

470,288

BB+

Ahold Lease USA Inc., Pass-Through Certificates, Series 2001 A-1, 7.820% due 1/2/20

505,853

870,000

BB-

Dean Foods Co., Senior Notes, 6.900% due 10/15/17

885,225

1,000,000

B

Del Monte Corp., Senior Subordinated Notes, 8.625% due 12/15/12

1,065,000

1,600,000

B+

Dole Food Co. Inc., Senior Notes, 7.250% due 6/15/10

1,554,000

2,600,000

BBB+

Kraft Foods Inc., Senior Notes, 5.625% due 11/1/11

2,636,650

Total Food Products

7,541,853

Health Care Providers & Services — 1.2%

2,000,000

B-

AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13

2,120,000

850,000

B

DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15

859,562

695,000

B+

Extendicare Health Services Inc., Senior Subordinated Notes, 9.500% due 7/1/10

741,044

1,125,000

BBB

Humana Inc., Senior Notes, 6.300% due 8/1/18

1,179,096

2,075,000

B-

IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14

2,134,656

1,075,000

CCC+

InSight Health Services Corp., Senior Subordinated Notes, Series B, 9.875% due 11/1/11

725,625

Tenet Healthcare Corp., Senior Notes:

3,400,000

B

7.375% due 2/1/13

3,111,000

25,000

B

9.875% due 7/1/14

25,125

Total Health Care Providers & Services

10,896,108

Hotels, Restaurants & Leisure — 2.0%

2,050,000

B+

Ameristar Casinos Inc., Senior Subordinated Notes, 10.750% due 2/15/09

2,160,187

Caesars Entertainment Inc., Senior Subordinated Notes:

1,150,000

BB+

8.875% due 9/15/08

1,247,750

4,275,000

BB+

8.125% due 5/15/11

4,734,562

350,000

B-

Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13

343,000

1,825,000

B-

Herbst Gaming Inc., Senior Subordinated Notes, 8.125% due 6/1/12

1,893,438

1,550,000

B

Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15

1,486,063

MGM MIRAGE Inc., Senior Subordinated:

585,000

B+

Debentures, 7.625% due 7/15/13

617,175

1,725,000

B+

Notes, Series B, 10.250% due 8/1/07

1,845,750

2,500,000

B-

Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.750% due 10/1/13

2,675,000

See Notes to Financial Statements.

8         Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006)
(unaudited) (continued)

Face Amount†

Rating‡

Security

Value

Hotels, Restaurants & Leisure — 2.0% (continued)

Six Flags Inc., Senior Notes:

$
775,000

CCC

9.750% due 4/15/13

$
797,281

475,000

CCC

9.625% due 6/1/14

485,688

Total Hotels, Restaurants & Leisure

18,285,894

Household Durables — 0.6%

120,000

CCC-

Applica Inc., Senior Subordinated Notes, 10.000% due 7/31/08

117,000

500,000

CC

Home Interiors & Gifts Inc., Senior Subordinated Notes, 10.125% due 6/1/08

402,500

1,575,000

BB-

Schuler Homes Inc., Senior Subordinated Notes, 10.500% due 7/15/11

1,698,047

1,000,000

B-

Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14

1,037,500

740,000

B+

Standard Pacific Corp., Senior Subordinated Notes, 9.250% due 4/15/12

773,300

1,625,000

B

Tempur-Pedic Inc./Tempur Production USA Inc., Senior Subordinated Notes, 10.250% due 8/15/10

1,759,062

Total Household Durables

5,787,409

Independent Power Producers & Energy Traders — 2.2%

AES Corp., Senior Notes:

3,255,000

B-

9.500% due 6/1/09

3,535,744

100,000

B-

7.750% due 3/1/14

106,000

Calpine Corp.:

1,155,000

D

Second Priority Senior Secured Notes, 8.500% due 7/15/10 (a)(c)

1,038,056

895,000

D

Senior Secured Notes, 8.750% due 7/15/13 (a)(c)

801,025

775,000

D

Calpine Generating Co. LLC, Senior Secured Notes, 13.216% due 4/1/11 (c)

827,313

Dynegy Holdings Inc.:

6,025,000

B-

Second Priority Senior Secured Notes, 11.100% due 7/15/08 (a)(b)

6,348,844

1,000,000

CCC+

Senior Debentures, 7.125% due 5/15/18

965,000

1,050,000

B-

Mirant North America LLC, Senior Notes, 7.375% due 12/31/13 (a)

1,073,625

NRG Energy Inc.:

2,585,000

B

Second Priority Senior Secured Notes, 8.000% due 12/15/13

2,895,200

Senior Notes:

575,000

B-

7.250% due 2/1/14

585,781

1,725,000

B-

7.375% due 2/1/16

1,763,812

Total Independent Power Producers & Energy Traders

19,940,400

Industrial Conglomerates — 0.1%

1,080,000

NR

Aqua-Chem Inc., Senior Subordinated Notes, 11.250% due 7/1/08 (d)

907,200

See Notes to Financial Statements.

Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report         9

Schedule of Investments (January 31, 2006)
(unaudited) (continued)

Face Amount†

Rating‡

Security

Value

Insurance — 0.2%

$
1,515,000

BB

Markel Capital Trust I, Capital Securities, Series B, 8.710% due 1/1/46

$
1,617,534

IT Services — 0.6%

3,875,000

B

Iron Mountain Inc., Senior Subordinated Notes, 8.625% due 4/1/13

4,059,063

1,280,000

BB-

Unisys Corp., Senior Notes, 6.875% due 3/15/10

1,225,600

Total IT Services

5,284,663

Machinery — 0.5%

1,300,000

B-

Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12

1,384,500

1,025,000

B-

Mueller Holdings Inc., Discount Notes, step bond to yield 11.980% due 4/15/14

789,250

580,000

B+

NMHG Holding Co., Senior Notes, 10.000% due 5/15/09

617,700

1,025,000

B

Terex Corp., Senior Subordinated Notes, Series B, 10.375% due 4/1/11

1,089,063

480,000

CCC+

Wolverine Tube Inc., Senior Notes, 10.500% due 4/1/09

391,200

Total Machinery

4,271,713

Media — 4.8%

2,050,000

B

Advanstar Communications Inc., Senior Secured Notes, 10.750% due 8/15/10

2,252,437

450,000

CCC+

AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16 (a)

452,250

2,067,000

B-

CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12

2,103,173

CCH I Holdings LLC:

Senior Accreting Notes:

1,515,000

CCC-

Step bond to yield 17.231% due 1/15/14 (a)

984,750

3,375,000

CCC-

Step bond to yield 18.099% due 5/15/14 (a)

1,738,125

4,577,000

CCC-

Senior Secured Notes, 11.000% due 10/1/15 (a)

3,787,467

2,175,000

BBB+

Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13

2,492,922

CSC Holdings Inc.:

1,625,000

B+

Debentures, Series B, 8.125% due 8/15/09

1,657,500

1,185,000

B+

Senior Notes, Series B, 7.625% due 4/1/11

1,192,406

634,000

B

Dex Media East LLC/Dex Media East Finance Co., Senior Notes, Series B, 12.125% due 11/15/12

737,025

125,000

B

Dex Media Inc., Discount Notes, step bond to yield 7.839% due 11/15/13

103,750

2,417,000

B

Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13

2,679,849

1,381,000

BB-

DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13

1,488,028

See Notes to Financial Statements.

10         Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006)
(unaudited) (continued)

Face Amount†

Rating‡

Security

Value

Media — 4.8% (continued)

EchoStar DBS Corp., Senior Notes:

$
1,635,000

BB-

9.125% due 1/15/09

$
1,714,706

2,250,000

BB-

6.625% due 10/1/14

2,193,750

925,000

BB-

7.125% due 2/1/16 (a)

916,906

1,375,000

B-

Houghton Mifflin Co., Senior Discount Notes, step bond to yield 11.492% due 10/15/13

1,130,938

2,200,000

CCC+

Insight Communications Co. Inc., Senior Discount Notes, step bond to yield 13.150% due 2/15/11

2,326,500

500,000

B-

LodgeNet Entertainment Corp., Senior Subordinated Debentures, 9.500% due 6/15/13

542,500

2,675,000

B

Mediacom LLC/Mediacom Capital Corp., Senior Notes, 9.500% due 1/15/13

2,668,312

R.H. Donnelley Corp.:

75,000

B+

Senior Discount Notes, Series A-1, 6.875% due 1/15/13 (a)

69,000

100,000

B+

Senior Discount Notes, Series A-2, 6.875% due 1/15/13 (a)

92,250

925,000

B+

Senior Notes, Series A-3, 8.875% due 1/15/16 (a)

940,031

450,000

B+

R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (a)

508,500

950,000

B+

R.H. Donnelley Inc., Senior Subordinated Notes, 10.875% due 12/15/12

1,073,500

2,030,000

B

Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11

2,144,188

2,150,000

BBB+

Time Warner Inc., Senior Notes, 7.625% due 4/15/31

2,395,476

2,500,000

CCC

Vertis Inc., Senior Second Lien Secured Notes, 9.750% due 4/1/09

2,600,000

536,000

B+

Yell Finance BV, Senior Discount Notes, step bond to yield 12.263% due 8/1/11

556,100

50,000

CCC-

Young Broadcasting Inc., Senior Subordinated Notes, 8.750% due 1/15/14

43,000

Total Media

43,585,339

Metals & Mining — 0.3%

1,475,000

B+

Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10

1,629,875

1,310,000

BBB

Phelps Dodge Corp., Senior Notes, 8.750% due 6/1/11

1,504,269

Total Metals & Mining

3,134,144

Multi – Utilities — 0.2%

475,000

BB+

Avista Corp., Senior Notes, 9.750% due 6/1/08

518,269

1,600,000

BBB

Dominion Resources Inc., Senior Notes, 6.300% due 3/15/33

1,618,424

Total Multi-Utilities

2,136,693

Multiline Retail — 0.3%

2,018,000

BB+

J.C. Penney Co. Inc., Notes, 9.000% due 8/1/12

2,369,971

Office Electronics — 0.2%

1,475,000

B-

Xerox Capital Trust I Exchange Capital Securities, 8.000% due 2/1/27

1,528,469

See Notes to Financial Statements.

Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report         11

Schedule of Investments (January 31, 2006)
(unaudited) (continued)

Face Amount†

Rating‡

Security

Value

Oil, Gas & Consumable Fuels — 3.3%

$
2,550,000

BB

Chesapeake Energy Corp., Senior Notes, 6.625% due 1/15/16

$
2,588,250

1,625,000

B+

Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12

1,769,219

El Paso Corp.:

Medium-Term Notes:

1,850,000

B-

7.800% due 8/1/31

1,951,750

550,000

B-

7.750% due 1/15/32

584,375

4,000,000

B-

Notes, 7.875% due 6/15/12

4,250,000

1,575,000

B

EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11

1,606,500

1,350,000

BB

Gaz Capital SA, 8.625% due 4/28/34

1,712,880

325,000

BB-

Massey Energy Co., Senior Notes, 6.875% due 12/15/13 (a)

329,469

Pemex Project Funding Master Trust, Notes:

525,000

BBB

5.750% due 12/15/15 (a)

519,619

250,000

BBB

6.625% due 6/15/35 (a)

250,562

1,760,000

B+

Plains Exploration & Production Co., Senior Subordinated Notes, Series B, 8.750% due 7/1/12

1,905,200

435,000

B+

Pogo Producing Co., Senior Subordinated Notes, Series B, 8.250% due 4/15/11

456,206

725,000

BB-

SESI LLC, Senior Notes, 8.875% due 5/15/11

763,062

1,490,000

B

Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12

1,612,925

1,485,000

BBB-

Valero Energy Corp., Notes, 4.750% due 6/15/13

1,432,364

Vintage Petroleum Inc.:

1,015,000

BB-

Senior Notes, 8.250% due 5/1/12

1,092,394

375,000

B

Senior Subordinated Notes, 7.875% due 5/15/11

393,750

Williams Cos. Inc.:

Notes:

2,000,000

B+

7.125% due 9/1/11

2,095,000

2,375,000

B+

7.875% due 9/1/21

2,636,250

200,000

B+

8.750% due 3/15/32

239,000

1,550,000

B+

Senior Notes, 7.625% due 7/15/19

1,705,000

Total Oil, Gas & Consumable Fuels

29,893,775

Paper & Forest Products — 0.7%

1,175,000

B+

Abitibi-Consolidated Inc., Notes, 8.550% due 8/1/10

1,157,375

1,500,000

B+

Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14

1,432,500

Buckeye Technologies Inc., Senior Subordinated Notes:

240,000

B

9.250% due 9/15/08

241,200

2,025,000

B

8.000% due 10/15/10

1,964,250

1,200,000

B+

Norske Skog Canada Ltd., Senior Notes, 7.375% due 3/1/14

1,062,000

Total Paper & Forest Products

5,857,325

Pharmaceuticals — 0.2%

1,600,000

BB-

Valeant Pharmaceuticals International, Senior Notes, 7.000% due 12/15/11

1,576,000

See Notes to Financial Statements.

12         Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006)
(unaudited) (continued)

Face Amount†

Rating‡

Security

Value

Real Estate — 1.2%

$
2,350,000

B

Felcor Lodging LP, Senior Notes, 9.000% due 6/1/11

$
2,599,687

Host Marriott LP, Senior Notes:

2,555,000

BB-

Series I, 9.500% due 1/15/07

2,660,394

375,000

BB-

Series O, 6.375% due 3/15/15

372,188

3,000,000

BBB-

iStar Financial Inc., Senior Notes, 5.150% due 3/1/12

2,911,008

2,525,000

CCC+

MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp., Senior Notes, 10.500% due 6/15/09

2,663,875

Total Real Estate

11,207,152

Semiconductors & Semiconductor Equipment — 0.2%

Amkor Technology Inc.:

850,000

CCC+

Senior Notes, 9.250% due 2/15/08

837,250

1,450,000

CCC

Senior Subordinated Notes, 10.500% due 5/1/09

1,370,250

Total Semiconductors & Semiconductor Equipment

2,207,500

Specialty Retail — 0.4%

1,600,000

CCC

Buffets Inc., Senior Subordinated Notes, 11.250% due 7/15/10

1,670,000

1,600,000

CCC+

General Nutrition Centers Inc., Senior Subordinated Notes, 8.500% due 12/1/10

1,466,000

Total Specialty Retail

3,136,000

Textiles, Apparel & Luxury Goods — 0.2%

Levi Strauss & Co., Senior Notes:

475,000

B-

9.280% due 4/1/12 (b)

489,250

340,000

B-

12.250% due 12/15/12

387,600

1,250,000

B-

9.750% due 1/15/15

1,323,438

Total Textiles, Apparel & Luxury Goods

2,200,288

Thrifts & Mortgage Finance — 0.5%

3,920,000

CCC-

Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27

4,135,600

Wireless Telecommunication Services — 2.8%

AirGate PCS Inc.:

300,000

B-

8.350% due 10/15/11 (b)

312,000

962,600

CCC

Senior Secured Subordinated Notes, 9.375% due 9/1/09

1,013,136

900,000

BB-

American Tower Escrow Corp., Discount Notes, zero coupon bond to yield 14.314% due 8/1/08

712,125

700,000

CCC

Centennial Communication, 10.000% due 1/1/13 (a)

728,000

New Cingular Wireless Services Inc.:

2,000,000

A

Notes, 8.125% due 5/1/12

2,302,072

7,575,000

A

Unsubordinated Senior Notes, 8.750% due 3/1/31

9,955,762

1,375,000

A-

Nextel Communications Inc., Senior Notes, Series D, 7.375% due 8/1/15

1,454,248

1,239,000

B-

SBA Communications Corp., Senior Discount Notes, step bond to yield 9.416% due 12/15/11

1,170,855

See Notes to Financial Statements.

Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report         13

Schedule of Investments (January 31, 2006)
(unaudited) (continued)

Face Amount†

Rating‡

Security

Value

Wireless Telecommunication Services — 2.8% (continued)

Sprint Capital Corp.:

$
2,200,000

A-

Notes, 8.375% due 3/15/12

$
2,541,350

4,425,000

A-

Senior Notes, 6.875% due 11/15/28

4,808,555

Total Wireless Telecommunication Services

24,998,103

TOTAL CORPORATE BONDS & NOTES (Cost — $320,500,220)

334,980,702

MORTGAGE-BACKED SECURITIES — 37.0%

FHLMC — 9.0%

Federal Home Loan Mortgage Corp. (FHLMC), Gold:

994,972

6.500% due 9/1/31-12/1/31

1,021,532

53,800,000

5.000% due 2/1/36 (g)(h)

51,950,625

15,000,000

5.500% due 2/1/36 (g)(h)

14,850,000

13,500,000

6.000% due 2/1/36 (g)(h)

13,639,212

Total FHLMC

81,461,369

FNMA — 26.3%

Federal National Mortgage Association (FNMA):

3,146,042

6.500% due 4/1/15-5/1/31

3,240,748

3,380,790

5.500% due 10/1/16-12/1/16

3,406,112

25,157,531

6.000% due 5/1/17-6/1/32

25,556,131

29,000,000

4.000% due 2/1/21 (g)(h)

27,577,202

4,531,781

7.500% due 7/1/28-3/1/32

4,747,592

2,629,524

7.000% due 8/1/29-5/1/32

2,734,810

28,800,000

4.500% due 2/1/36 (g)(h)

27,008,986

18,750,000

5.000% due 2/1/36 (g)(h)

18,117,188

67,000,000

5.500% due 2/1/36 (g)(h)

66,288,125

40,000,000

6.000% due 2/1/36 (g)(h)

40,400,000

18,000,000

6.500% due 2/1/36 (g)(h)

18,455,616

Total FNMA

237,532,510

GNMA — 1.7%

Government National Mortgage Association (GNMA):

9,373,292

6.500% due 5/15/28-8/15/34

9,811,938

3,577,575

7.000% due 3/15/29-3/15/32

3,759,128

1,285,124

7.500% due 1/15/30-9/15/31

1,353,833

Total GNMA

14,924,899

TOTAL MORTGAGE-BACKED SECURITIES (Cost — $339,432,685)

333,918,778

ASSET-BACKED SECURITIES — 4.0%

Credit Card — 0.5%

324,678

B

First Consumers Master Trust, Series 2001-A, Class A, 4.780% due 9/15/08 (b)

324,069

4,530,000

BBB+

Metris Master Trust, Series 2001-2, Class B, 5.570% due 11/20/09 (b)

4,538,348

Total Credit Card

4,862,417

See Notes to Financial Statements.

14         Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006)
(unaudited) (continued)

Face Amount†

Rating‡

Security

Value

Diversified Financial Services — 0.0%

$
9,215,241

D

Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/12 (c)(d)(e)

$
0

Home Equity — 3.5%

2,840,000

A

Ameriquest Mortgage Securities Inc., Series 2004-R11, Class M5, 5.730% due 11/25/34 (b)

2,892,181

6,003,414

A+

Amortizing Residential Collateral Trust, Series 2002-BC6, Class M2, 5.730% due 8/25/32 (b)

6,035,202

6,000,000

A

Asset-Backed Securities Corp., Home Loan Equity Trust, Series 2003-HE2, Class M2, 6.370% due 4/15/33 (b)

6,047,408

Bear Stearns Asset-Backed Securities NIM Trust:

3,804

BBB

Series 2003-HE1N, Class N1, 6.500% due 1/25/34 (a)

3,804

308,273

BBB

Series 2004-FR1N, Class A1, 5.000% due 5/25/34 (a)

307,152

447,872

BBB

Series 2004-HE6N, Class A1, 5.250% due 8/25/34 (a)

446,420

Countrywide Asset-Backed Certificates:

3,820,000

AA

Series 2004-05, Class M4, 5.780% due 6/25/34 (b)

3,876,382

406,486

BBB

Series 2004-05N, Class N1, 5.500% due 10/25/35 (a)

405,514

1,010,678

NR

Merrill Lynch Mortgage Investors Inc., Series 2005-WM1N, Class N1, 5.000% due 9/25/35 (a)

1,001,965

Novastar Home Equity Loan:

1,310,000

A

Series 2003-04, Class M2, 6.155% due 2/25/34 (b)

1,331,933

2,880,000

A+

Series 2004-01, Class M4, 5.505% due 6/25/34 (b)

2,895,071

1,560,000

BBB-

Series 2005-2, Class M11, 7.530% due 10/25/35 (b)

1,386,689

1,260,000

BBB

Option One Mortgage Loan Trust, Series 2004-2, Class M7, 8.030% due 5/25/34 (b)

1,221,137

1,162,761

A

Residential Asset Securities Corp., Series 2002-KS2, Class MII2, 5.630% due 4/25/32 (b)

1,164,363

Sail NIM Notes:

85,369

BBB

Series 2003-003, Class A, 7.750% due 4/27/33 (a)

85,560

Series 2004-11A:

671,888

BBB

Class A2, 4.750% due 1/27/35 (a)

668,081

517,393

BB+

Class B, 7.500% due 1/27/35 (a)

509,226

323,703

BBB

Series 2004-002A, Class A, 5.500% due 3/27/34 (a)

322,652

247,410

BBB+

Series 2004-004A, Class A, 5.000% due 4/27/34 (a)

247,308

255,588

BBB-

Series 2004-BN2A, Class A, 5.000% due 12/27/34 (a)

254,966

Total Home Equity

31,103,014

Other — 0.0%

6,438,895

C(f)

Varick Structured Asset Fund Ltd., Series 1A, Class B1, 5.630% due 11/1/35 (a)(b)(c)(d)(e)

64,389

TOTAL ASSET-BACKED SECURITIES (Cost — $48,968,101)

36,029,820

See Notes to Financial Statements.

Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report         15

Schedule of Investments (January 31, 2006)
(unaudited) (continued)

Face Amount†

Rating‡

Security

Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.7%

Commercial Mortgage Pass-Through Certificates:

$
5,788,615

AAA

Series 2001-J2A, Class A1, 5.447% due 7/16/34 (a)

$
5,844,494

1,504,227

A+

Series 2003-FL9, Class E, 5.470% due 11/15/15 (a)(b)

1,511,178

6,035,452

AAA

Government National Mortgage Association (GNMA), Series 2003-12, Class IN, PAC, IO, 5.500% due 2/16/28

391,984

5,731,654

A(i)

Merit Securities Corp., Series 11PA, Class B2, 6.060% due 9/28/32 (a)(b)

5,595,313

2,033,107

AAA

Structured Asset Mortgage Investments Inc., Series 2005-AR3, Class 2A1, 5.585% due 8/25/35 (b)

2,072,256

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $15,407,154)

15,415,225

SOVEREIGN BONDS — 5.0%

Argentina — 0.2%

Republic of Argentina:

1,965,072
ARS

B-

5.830% due 12/31/33 (b)

757,612

665,980

B-

Discount Notes, 8.280% due 12/31/33

595,053

Series GDP:

1,814,649

NR

Zero Coupon, due 12/15/35

125,211

5,489,614
ARS

NR

Zero Coupon, due 12/15/35

98,549

Total Argentina

1,576,425

Brazil — 1.2%

Federative Republic of Brazil:

2,750,000

BB-

8.750% due 2/4/25

3,148,750

4,718,000

BB-

Collective Action Securities, 8.000% due 1/15/18

5,157,953

2,210,041

BB-

DCB, Series L, 5.250% due 4/15/12 (b)

2,204,516

Total Brazil

10,511,219

Bulgaria — 0.1%

390,000

BBB

Republic of Bulgaria, 8.250% due 1/15/15

468,000

Colombia — 0.2%

Republic of Colombia:

475,000

BB

10.000% due 1/23/12

569,406

450,000

BB

10.750% due 1/15/13

566,775

1,075,000

BB

8.125% due 5/21/24

1,201,313

Total Colombia

2,337,494

Ecuador — 0.1%

800,000

CCC+

Republic of Ecuador, step bond to yield 6.404% due 8/15/30

780,000

Italy — 0.5%

4,200,000

AA-

Region of Lombardy, 5.804% due 10/25/32

4,456,074

Mexico — 0.8%

United Mexican States:

2,300,000

BBB

8.125% due 12/30/19

2,817,500

See Notes to Financial Statements.

16         Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006)
(unaudited) (continued)

Face Amount†

Rating‡

Security

Value

Mexico — 0.8% (continued)

Series A, Notes:

$
2,895,000

BBB

6.375% due 1/16/13

$
3,070,147

1,175,000

BBB

5.875% due 1/15/14

1,211,719

Total Mexico

7,099,366

Panama — 0.1%

1,242,000

BB

Republic of Panama, 6.700% due 1/26/36

1,239,206

Peru — 0.2%

Republic of Peru:

425,000

BB

9.125% due 2/21/12

493,000

225,000

BB

8.750% due 11/21/33

265,500

686,000

BB

FLIRB, 5.000% due 3/7/17 (b)

658,560

393,600

BB

PDI, 5.000% due 3/7/17 (b)

382,776

Total Peru

1,799,836

Philippines — 0.3%

Republic of the Philippines:

400,000

BB-

8.375% due 3/12/09

428,980

625,000

BB-

8.875% due 3/17/15

695,703

875,000

BB-

9.875% due 1/15/19

1,043,416

850,000

BB-

10.625% due 3/16/25

1,080,562

Total Philippines

3,248,661

Russia — 0.4%

Russian Federation:

825,000

BBB

8.250% due 3/31/10

878,625

1,750,000

BBB

11.000% due 7/24/18

2,572,500

Total Russia

3,451,125

South Africa — 0.1%

575,000

BBB+

Republic of South Africa, 6.500% due 6/2/14

621,000

Turkey — 0.4%

Republic of Turkey:

925,000

BB-

9.000% due 6/30/11

1,053,344

500,000

BB-

11.500% due 1/23/12

634,375

1,950,000

BB-

7.375% due 2/5/25

2,015,812

Total Turkey

3,703,531

Ukraine — 0.1%

525,000

BB-

Republic of Ukraine, 6.875% due 3/4/11

536,156

Venezuela — 0.3%

Bolivarian Republic of Venezuela, Collective Action Securities:

1,450,000

B+

10.750% due 9/19/13

1,812,500

800,000

B+

9.375% due 1/13/34

1,000,000

Total Venezuela

2,812,500

TOTAL SOVEREIGN BONDS (Cost — $42,888,320)

44,640,593

See Notes to Financial Statements.

Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report         17

Schedule of Investments (January 31, 2006)
(unaudited) (continued)

Face Amount†

Security

Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 11.5%

U.S. Government Obligations — 11.5%

U.S. Treasury Notes:

$
27,600,000

4.000% due 4/15/10 (j)

$
27,070,660

13,000,000

4.125% due 8/15/10

12,801,451

7,000,000

3.875% due 2/15/13

6,726,293

5,000,000

4.250% due 8/15/13

4,909,380

4,700,000

4.250% due 8/15/14

4,603,250

6,270,000

4.250% due 11/15/14

6,135,540

5,000,000

4.125% due 5/15/15

4,844,340

37,000,000

4.250% due 8/15/15 (j)

36,170,423

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $104,789,007)

103,261,337

Shares

COMMON STOCKS — 0.3%

CONSUMER DISCRETIONARY — 0.1%

Media — 0.1%

7,044

NTL Inc. *

445,533

CONSUMER STAPLES — 0.0%

Food Products — 0.0%

24,971

Aurora Foods Inc. (d)(e)*

0

FINANCIALS — 0.0%

Diversified Financial Services — 0.0%

1,445

Outsourcing Solutions Inc. (e)*

6,143

INDUSTRIALS — 0.0%

Aerospace & Defense — 0.0%

3,163

Northrop Grumman Corp.

196,517

INFORMATION TECHNOLOGY — 0.0%

Semiconductors & Semiconductor Equipment — 0.0%

1,372

Freescale Semiconductor Inc., Class B Shares *

34,643

TELECOMMUNICATION SERVICES — 0.2%

Diversified Telecommunication Services — 0.0%

3,736

McLeodUSA Inc., Class A Shares (d)(e)*

0

19,250

Pagemart Wireless (d)(e)*

192

Total Diversified Telecommunication Services

192

See Notes to Financial Statements.

18         Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006)
(unaudited) (continued)

Shares

Security

Value

Wireless Telecommunication Services — 0.2%

114,108

Alamosa Holdings Inc. *

$
2,138,384

TOTAL TELECOMMUNICATION SERVICES

2,138,576

TOTAL COMMON STOCKS (Cost — $2,515,084)

2,821,412

CONVERTIBLE PREFERRED STOCKS — 0.7%

TELECOMMUNICATION SERVICES — 0.7%

Wireless Telecommunication Services — 0.7%

3,968

Alamosa Holdings Inc., Series B, 7.500% due 7/31/13

5,468,896

18,000

Crown Castle International Corp., 6.250% due 8/15/12

1,008,000

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $1,718,670)

6,476,896

Warrants

WARRANTS — 0.0%

900

American Tower Corp., Class A Shares, Expires 8/1/08 (a)*

392,314

2,095

Cybernet Internet Services International Inc., Expires 7/1/09 (a)(d)(e)*

0

1,780

GT Group Telecom Inc., Class B Shares, Expires 2/1/10 (a)(d)(e)*

0

1,000

IWO Holdings Inc., Expires 1/15/11 (a)(d)(e)*

0

250

Jazztel PLC, Expires 7/15/10 (e)*

0

1,865

Merrill Corp., Class B Shares, Expires 5/1/09 (a)(d)(e)*

0

220

Pliant Corp., Expires 6/1/10 (a)(d)(e)*

2

7,800

RSL Communications Ltd., Class A Shares, Expires 11/15/06 (d)(e)*

0

10,000

United Mexican States, Series XW10, Expires 10/10/06*

42,500

TOTAL WARRANTS (Cost — $414,600)

434,816

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $876,633,841)

877,979,579

See Notes to Financial Statements.

Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report         19

Schedule of Investments (January 31, 2006)
(unaudited) (continued)

Face Amount†

Security

Value

SHORT-TERM INVESTMENTS — 33.3%

Repurchase Agreements — 33.3%

$
100,000,000

  Interest in $588,238,000 joint tri-party repurchase agreement dated 1/31/06 with Deutsche Bank Securities Inc., 4.450% due 2/1/06; Proceeds at maturity
— $100,012,361; (Fully collateralized by various U.S. government agency obligations, 0.000% to 5.365% due 2/13/06 to 9/9/24; Market value — $102,000,409) (j)

$
100,000,000

100,027,000

  Interest in $930,833,000 joint tri-party repurchase agreement dated 1/31/06 with Goldman, Sachs & Co., 4.440% due 2/1/06; Proceeds at maturity
— $100,039,337; (Fully collateralized by various U.S. Treasury obligations, 0.875% to 4.250% due 1/15/07 to 4/15/32; Market value — $102,044,324) (j)

100,027,000

100,000,000

  Interest in $479,208,000 joint tri-party repurchase agreement dated 1/31/06 with Morgan Stanley, 4.450% due 2/1/06; Proceeds at maturity —
$100,012,361; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.300% due 8/17/07 to 9/19/25; Market value — $103,217,088) (j)

100,000,000

TOTAL SHORT-TERM INVESTMENTS (Cost — $300,027,000)

300,027,000

TOTAL INVESTMENTS — 130.6% (Cost — $1,176,660,841#)

1,178,006,579

Liabilities in Excess of Other Assets — (30.6)%

(276,272,228
)

TOTAL NET ASSETS — 100.0%

$
901,734,351

*

Non-income producing security.

‡

All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.

†

Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)

Variable rate security. Interest rate disclosed is that which is in effect at January 31, 2006.

(c)

Security is currently in default.

(d)

Illiquid security.

(e)

Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(f)

Rating by Moody’s Investors Service.

(g)

This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(h)

All or a portion of this security was acquired under a mortgage dollar roll agreement (See Notes 1 and 3).

(i)

Rating by Fitch Ratings Service.

(j)

All or a portion of this security is segregated for open futures contracts, TBA’s, and/or mortgage dollar rolls.

#

Aggregate cost for federal income tax purposes is substantially the same.

See pages 21 and 22 for definitions of ratings.

Abbreviations used in this schedule:

ARS

— Argentine Peso

DCB

— Debt Conversion Bond

FLIRB

— Front-Loaded Interest Reduction Bonds

GDP

— Gross Domestic Product

IO

— Interest Only

MXN

— Mexican Peso

NIM

— Net Interest Margin

PAC

— Planned Amortization Cost

PDI

— Past Due Interest

See Notes to Financial Statements.

20         Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the
applicable rating symbols are set forth below:

Standard &
Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA
  — Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA
  — Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal.
Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are
regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D
  — Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service
(“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the
“Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” are generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
  — Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca
  — Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C
  — Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual
Report         21

Bond Ratings (unaudited) (continued)

Fitch
Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories

AAA
  — Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA
  — Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal.
Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on
balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC”
the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR
  — Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

22         Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report

Statement of Assets and Liabilities (January 31, 2006) (unaudited)

ASSETS:

Investments, at value (Cost — $876,633,841)

$
877,979,579

Repurchase agreements, at value (Cost — $300,027,000)

300,027,000

Cash

531

Dividends and interest receivable

10,021,373

Receivable for securities sold

1,234,037

Receivable for Fund shares sold

764,152

Receivable from broker — variation margin on open futures contracts

445,200

Prepaid expenses

260,372

Total Assets

1,190,732,244

LIABILITIES:

Payable for securities purchased

285,272,715

Distributions payable

1,464,189

Payable for Fund shares repurchased

1,123,448

Investment management fee payable

501,935

Transfer agent fees payable

295,872

Distribution fees payable

121,382

Deferred dollar roll income

78,662

Deferred compensation payable

28,959

Payable to broker — variation margin on open futures contracts

24,328

Trustees’ fees payable

5,955

Accrued expenses

80,448

Total Liabilities

288,997,893

Total Net Assets

$
901,734,351

NET ASSETS:

Par value (Note 6)

$
132,461

Paid-in capital in excess of par value

1,213,904,600

Undistributed net investment income

10,948,378

Accumulated net realized loss on investments, futures contracts and foreign currency transactions

(324,560,314
)

Net unrealized appreciation on investments, futures contracts and foreign currencies

1,309,226

Total Net Assets

$
901,734,351

Shares Outstanding:

Class A

84,714,187

Class B

27,219,066

Class C

17,678,950

Class Y

2,848,805

Net Asset Value:

Class A (and redemption price)

$6.80

Class B *

$6.84

Class C *

$6.81

Class Y (and redemption price)

$6.81

Maximum Public Offering Price Per Share:

Class A (based on maximum sales charge of 4.50%)

$7.12

*

Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Smith
Barney Diversified Strategic Income Fund 2006 Semi-Annual Report         23

Statement of Operations (For the six months ended January 31, 2006) (unaudited)

INVESTMENT INCOME:

Interest

$
31,661,346

Dividends

49,002

Total Investment Income

31,710,348

EXPENSES:

Investment management fee (Note 2)

2,498,900

Distribution fees (Notes 2 and 4)

1,954,378

Administration fees (Note 2)

663,028

Transfer agent fees (Notes 2 and 4)

512,592

Custody fees

73,401

Shareholder reports (Note 4)

69,696

Legal fees

20,921

Audit and tax

20,097

Trustees’ fees (Note 2)

16,819

Miscellaneous expenses

19,365

Total Expenses

5,849,197

Net Investment Income

25,861,151

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Investments

2,923,674

Futures contracts

216,197

Foreign currency transactions

(30,837
)

Net Realized Gain

3,109,034

Change in Net Unrealized Appreciation/Depreciation From:

Investments

(16,117,720
)

Futures contracts

19,760

Foreign currencies

(26
)

Change in Net Unrealized Appreciation/Depreciation

(16,097,986
)

Net Loss on Investments, Futures Contracts and Foreign Currency Transactions

(12,988,952
)

Increase in Net Assets From Operations

$
12,872,199

See Notes to Financial Statements.

24         Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended January 31, 2006 (unaudited) and the year ended July 31, 2005

2006

2005

OPERATIONS:

Net investment income

$
25,861,151

$
61,502,092

Net realized gain

3,109,034

22,385,096

Change in net unrealized appreciation/depreciation

(16,097,986
)

8,043,342

Payment by affiliate (Note 2)

—

203,000

Increase in Net Assets From Operations

12,872,199

92,133,530

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):

Net investment income

(25,492,473
)

(57,296,216
)

Decrease in Net Assets From Distributions to Shareholders

(25,492,473
)

(57,296,216
)

FUND SHARE TRANSACTIONS (NOTE 6):

Net proceeds from sale of shares

68,406,892

134,855,686

Reinvestment of distributions

15,385,731

29,982,389

Cost of shares repurchased

(245,364,957
)

(294,200,170
)

Decrease in Net Assets From Fund Share Transactions

(161,572,334
)

(129,362,095
)

Decrease in Net Assets

(174,192,608
)

(94,524,781
)

NET ASSETS:

Beginning of period

1,075,926,959

1,170,451,740

End of period*

$
901,734,351

$
1,075,926,959

* Includes undistributed net investment income of:

$10,948,378

$10,579,700

See Notes to Financial Statements.

Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report         25

Financial Highlights

For a share of
each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares(1)

2006(2)

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Period

$ 6.89

$ 6.69

$ 6.52

$ 6.32

$ 6.74

$ 7.19

Income (Loss) From Operations:

Net investment income

0.19

0.38

0.38

0.37

0.41

0.49

Net realized and unrealized gain (loss)

(0.09
)

0.18

0.13

0.22

(0.39
)

(0.37
)

Total Income From Operations

0.10

0.56

0.51

0.59

0.02

0.12

Less Distributions From:

Net investment income

(0.19
)

(0.36
)

(0.34
)

(0.37
)

(0.37
)

(0.57
)

Return of capital

—

—

—

(0.02
)

(0.07
)

—

Total Distributions

(0.19
)

(0.36
)

(0.34
)

(0.39
)

(0.44
)

(0.57
)

Net Asset Value, End of Period

$ 6.80

$ 6.89

$ 6.69

$ 6.52

$ 6.32

$ 6.74

Total Return(3)

1.46
%

8.49
%(4)

7.93
%

9.53
%

0.32
%

1.79
%

Net Assets, End of Period (000s)

$575,830

$585,940

$581,193

$595,373

$612,665

$612,268

Ratios to Average Net Assets:

Gross expenses

1.05
%(5)

1.04
%

1.02
%

1.02
%

1.04
%

1.00
%

Net expenses

1.05
(5)

1.01
(6)

1.02

1.02

1.04

1.00

Net investment income

5.48
(5)

5.54

5.67

5.64

6.14

7.01

Portfolio Turnover Rate

24
%(7)

61
%(7)

48
%(7)

311
%

211
%

117
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

For the six months ended January 31, 2006 (unaudited).

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(5)

Annualized.

(6)

The investment manager voluntarily waived a portion of its fees.

(7)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 198%, 368% and 357% for the six months ended
January 31, 2006 and the years ended July 31, 2005 and 2004, respectively.

See Notes to Financial Statements.

26         Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual
Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class B Shares(1)

2006(2)

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Period

$
6.93

$
6.72

$
6.55

$
6.35

$
6.77

$
7.22

Income (Loss) From Operations:

Net investment income

0.17

0.35

0.35

0.34

0.37

0.45

Net realized and unrealized gain (loss)

(0.09
)

0.18

0.13

0.22

(0.38
)

(0.36
)

Total Income (Loss) From Operations

0.08

0.53

0.48

0.56

(0.01
)

0.09

Less Distributions From:

Net investment income

(0.17
)

(0.32
)

(0.31
)

(0.34
)

(0.34
)

(0.54
)

Return of capital

—

—

—

(0.02
)

(0.07
)

—

Total Distributions

(0.17
)

(0.32
)

(0.31
)

(0.36
)

(0.41
)

(0.54
)

Net Asset Value, End of Period

$
6.84

$
6.93

$
6.72

$
6.55

$
6.35

$
6.77

Total Return(3)

1.19
%

8.05
%(4)

7.35
%

8.90
%

(0.22
)%

1.27
%

Net Assets, End of Period (000s)

$186,108

$232,610

$317,760

$435,139

$545,993

$790,351

Ratios to Average Net Assets:

Gross expenses

1.56
%(5)

1.54
%

1.54
%

1.51
%

1.51
%

1.53
%

Net expenses

1.56
(5)

1.50
(6)

1.54

1.51

1.51

1.53

Net investment income

4.95
(5)

5.06

5.16

5.17

5.71

6.46

Portfolio Turnover Rate

24
%(7)

61
%(7)

48
%(7)

311
%

211
%

117
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

For the six months ended January 31, 2006 (unaudited).

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(5)

Annualized.

(6)

The investment manager voluntarily waived a portion of its fees.

(7)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 198%, 368% and 357% for the six months ended January 31, 2006 and the years ended July 31, 2005 and 2004, respectively.

See Notes to Financial Statements.

Smith Barney Diversified Strategic Income Fund 2006
Semi-Annual Report         27

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class C Shares(1)

2006(2)

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Period

$ 6.90

$ 6.70

$ 6.53

$ 6.34

$ 6.76

$ 7.21

Income (Loss) From Operations:

Net investment income

0.17

0.34

0.35

0.33

0.37

0.47

Net realized and unrealized gain (loss)

(0.09
)

0.18

0.13

0.22

(0.38
)

(0.38
)

Total Income (Loss) From Operations

0.08

0.52

0.48

0.55

(0.01
)

0.09

Less Distributions From:

Net investment income

(0.17
)

(0.32
)

(0.31
)

(0.34
)

(0.34
)

(0.54
)

Return of capital

—

—

—

(0.02
)

(0.07
)

—

Total Distributions

(0.17
)

(0.32
)

(0.31
)

(0.36
)

(0.41
)

(0.54
)

Net Asset Value, End of Period

$ 6.81

$ 6.90

$ 6.70

$ 6.53

$ 6.34

$ 6.76

Total Return(3)

1.19
%

7.95
%(4)

7.43
%

8.84
%

(0.16
)%

1.27
%

Net Assets, End of Period (000s)

$120,399

$127,225

$138,059

$142,647

$145,921

$153,302

Ratios to Average Net Assets:

Gross expenses

1.56
%(5)

1.55
%

1.55
%

1.50
%

1.51
%

1.49
%

Net expenses

1.56
(5)

1.52
(6)

1.55

1.50

1.51

1.49

Net investment income

4.97
(5)

5.03

5.21

5.16

5.68

6.57

Portfolio Turnover Rate

24
%(7)

61
%(7)

48
%(7)

311
%

211
%

117
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

For the six months ended January 31, 2006 (unaudited).

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(5)

Annualized.

(6)

The investment manager voluntarily waived a portion of its fees.

(7)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 198%, 368% and 357% for the six months ended
January 31, 2006 and the years ended July 31, 2005 and 2004, respectively.

See Notes to Financial Statements.

28         Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual
Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class Y Shares(1)

2006(2)

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Period

$
6.90

$
6.69

$
6.52

$
6.33

$
6.74

$
7.20

Income (Loss) From Operations:

Net investment income

0.20

0.40

0.40

0.39

0.43

0.51

Net realized and unrealized gain (loss)

(0.09
)

0.19

0.13

0.21

(0.38
)

(0.37
)

Total Income From Operations

0.11

0.59

0.53

0.60

0.05

0.14

Less Distributions From:

Net investment income

(0.20
)

(0.38
)

(0.36
)

(0.39
)

(0.39
)

(0.60
)

Return of capital

—

—

—

(0.02
)

(0.07
)

—

Total Distributions

(0.20
)

(0.38
)

(0.36
)

(0.41
)

(0.46
)

(0.60
)

Net Asset Value, End of Period

$
6.81

$
6.90

$
6.69

$
6.52

$
6.33

$
6.74

Total Return(3)

1.63
%

9.01
%(4)

8.28
%

9.71
%

0.80
%

2.00
%

Net Assets, End of Period (000s)

$19,397

$130,152

$133,440

$127,327

$130,326

$146,140

Ratios to Average Net Assets:

Gross expenses

0.67
%(5)

0.68
%

0.68
%

0.67
%

0.68
%

0.70
%

Net expenses

0.67
(5)

0.65
(6)

0.68

0.67

0.68

0.70

Net investment income

5.74
(5)

5.90

6.02

5.99

6.50

7.30

Portfolio Turnover Rate

24
%(7)

61
%(7)

48
%(7)

311
%

211
%

117
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

For the six months ended January 31, 2006 (unaudited).

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(5)

Annualized.

(6)

The investment manager voluntarily waived a portion of its fees.

(7)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 198%, 368% and 357% for the six months ended January 31, 2006 and the years ended July 31, 2005 and 2004, respectively.

See Notes to Financial Statements.

Smith Barney Diversified Strategic Income Fund 2006
Semi-Annual Report         29

Notes to Financial Statements (unaudited)

1.
Organization and Significant Accounting Policies

The
Smith Barney Diversified Strategic Income Fund (the “Fund”), is a separate diversified investment fund of the Smith Barney Income Funds (the “Trust”). The Trust, a Massachusetts business trust, is registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following
are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund
may enter into financial futures contracts to hedge against the economic impact of adverse changes in the market value of portfolio securities, as a substitute for buying or selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

30         Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S.
government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S.
government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Credit
and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(g) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the

Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual
Report         31

Notes to Financial Statements (unaudited) (continued)

 Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into
U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of
operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the
Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Class Accounting. Investment income,
common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(l) Reclassification.
GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

32         Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

2.
Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc.
(“Legg Mason”). As a result, the Fund’s investment adviser and administrator, Smith Barney Fund Management LLC (“SBFM” or the “Manager”), and the Fund’s sub-adviser, Citigroup Asset Management Limited
(“CAM Ltd.” or the “Sub-Adviser”), previously indirect wholly-owned subsidiaries of Citigroup, have become wholly-owned subsidiaries of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory, administrative and sub-advisory contracts to terminate. The Fund’s shareholders approved new investment management and sub-advisory contracts between the Fund, the Manager and CAM Ltd., which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

SBFM has entered into a sub-advisory agreement with CAM Ltd. Pursuant to the sub-advisory agreement, the Sub-Adviser is responsible for the day-to-day fund operations and investment decisions of the Fund. SBFM pays CAM Ltd. a sub-advisory fee calculated at the annual rate of 0.10% of the Fund’s average daily net assets.

Prior to October 1, 2005, the Fund paid the Manager an investment advisory fee calculated at an annual rate of 0.45% of the Fund’s average daily net assets and an administration fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets.

Effective October 1, 2005, the administration fee payable by the Fund was changed to the following breakpoint schedule:

Average Daily Net Assets

Administration Fee

First $1 billion

0.200
%

Next $1 billion

0.175

Next $3 billion

0.150

Next $5 billion

0.125

Over $10 billion

0.100

Effective December 1, 2005, as a result of the termination of the administrative contract, this administration fee was no longer applicable.

Under the new Investment Management agreement, effective December 1, 2005, the Fund pays the Manager a management fee, which is calculated daily and payable monthly, at an annual rate of the Fund’s average daily net assets, in accordance with the following schedule:

Average Daily Net Assets

Management Fee

First $1 billion

0.650
%

Next $1 billion

0.625

Next $3 billion

0.600

Next $5 billion

0.575

Over $10 billion

0.550

Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report         33

Notes to Financial Statements (unaudited) (continued)

During the year ended July 31, 2005, SBFM reimbursed the Fund in the amount of $203,000 for losses incurred resulting from an investment transaction error.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective
January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, acted as the Fund’s sub-transfer agents. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC and PSS were responsible for shareholder recordkeeping and financial processing for all shareholder accounts and were paid by CTB. For the period ended January 31, 2006, the Fund paid transfer agent fees of $281,463 to CTB. In addition, for the period ended January 31, 2006, the Fund paid $8,748 to other Citigroup affiliates for shareholder recordkeeping services.

The Fund’s Board has appointed the Fund’s current distributors, Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc.
(“PFS”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan.
CGM, PFS and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional
Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 0.50% the first year after purchase payment and thereafter
1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended January 31, 2006, CGM, PFS, their affiliates and LMIS received sales charges of approximately $237,000 on sales of the Fund’s Class A shares. In addition, for the period ended January 31, 2006, CDSCs paid to CGM, PFS, their affiliates and LMIS were approximately:

Class A

Class B

Class C

CDSCs

$
0
*

$
76,000

$
1,000

*

Amount represents less than $1,000.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees
(“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred

34         Smith Barney Diversified Strategic
Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

 fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Trustees voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred.

As of January 31, 2006, the Fund has accrued $28,959 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.
Investments

During the six months ended January 31,
2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

Investments

U.S. Government & Agency Obligations

Purchases

$
89,286,421

$
135,732,425

Sales

258,223,655

132,414,117

At January 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation

$
34,653,840

Gross unrealized depreciation

(33,308,102
)

Net unrealized appreciation

$
1,345,738

At January 31, 2006, the Fund had the following open futures contracts:

Number of Contracts

Expiration Date

Basis Value

Market Value

Unrealized Gain (Loss)

Contracts to Buy:

U.S. Treasury 2 Year Notes

42

3/06

$
8,613,249

$
8,603,438

$
(9,811
)

U.S. Treasury 10 Year Notes

842

3/06

91,366,750

91,304,375

(62,375
)

(72,186
)

Contracts to Sell:

U.S. Treasury 5 Year Notes

365

3/06

38,628,742

38,593,047

35,695

Net Unrealized Loss on Open Futures Contracts

$
(36,491
)

During the six months ended January 31, 2006, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $1,623,006,164. For the six months ended January 31, 2006, the Fund recorded interest income of $1,759,530 related to such mortgage dollar rolls.

Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report         35

Notes to Financial Statements (unaudited) (continued)

At January 31, 2006, the Fund had outstanding
mortgage dollar rolls with a total cost of $284,926,344.

4.
Class Specific Expenses

The Fund has adopted a Rule
12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2006, class specific expenses were as follows:

Distribution Fees

Transfer Agent Fees

  Shareholder Reports
Expenses

Class A

$
735,264

$
296,914

$
37,515

Class B

782,066

116,589

21,839

Class C

437,048

98,996

9,495

Class Y

—

93

847

Total

$
1,954,378

$
512,592

$
69,696

5.
Distributions to Shareholders by Class

Six Months Ended January 31, 2006

Year Ended July 31, 2005

Net Investment Income

Class A

$
16,072,084

$
30,625,470

Class B

5,102,326

12,758,161

Class C

3,081,202

6,316,382

Class Y

1,236,861

7,596,203

Total

$
25,492,473

$
57,296,216

6.
Shares of Beneficial Interest

At January 31, 2006,
the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

36         Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

Six Months Ended January 31, 2006

Year Ended July 31, 2005

Shares

Amount

Shares

Amount

Class A

Shares sold

7,705,653

$
52,550,378

14,140,169

$
97,063,499

Shares issued on reinvestment

1,465,262

9,982,257

2,655,889

18,233,913

Shares repurchased

(9,518,499
)

(64,930,998
)

(18,635,865
)

(128,048,579
)

Net Decrease

(347,584
)

$
(2,398,363
)

(1,839,807
)

$
(12,751,167
)

Class B

Shares sold

854,072

$
5,866,381

2,441,327

$
16,842,157

Shares issued on reinvestment

448,856

3,076,756

1,077,940

7,441,126

Shares repurchased

(7,660,230
)

(52,609,626
)

(17,200,936
)

(118,690,227
)

Net Decrease

(6,357,302
)

$
(43,666,489
)

(13,681,669
)

$
(94,406,944
)

Class C

Shares sold

916,232

$
6,265,932

2,006,011

$
13,809,634

Shares issued on reinvestment

313,222

2,138,214

626,329

4,307,350

Shares repurchased

(1,986,625
)

(13,584,802
)

(4,798,449
)

(33,038,504
)

Net Decrease

(757,171
)

$
(5,180,656
)

(2,166,109
)

$
(14,921,520
)

Class Y

Shares sold

544,887

$
3,724,201

1,031,934

$
7,140,396

Shares issued on reinvestment

27,745

188,504

—

—

Shares repurchased

(16,593,823
)

(114,239,531
)

(2,094,674
)

(14,422,860
)

Net Decrease

(16,021,191
)

$
(110,326,826
)

(1,062,740
)

$
(7,282,464
)

7.
Capital Loss Carryforward

As of July 31, 2005, the Fund
had, for federal income tax purposes, a net capital loss

carryforward of $327,636,092, of which $69,715,373 expires in 2008, $98,976,753 expires in
2009, $120,890,366 expires in 2010 and $38,053,600 expires in 2011. These amounts will be available to offset any future taxable capital gains.

8.
Regulatory Matters

On May 31, 2005, the U.S.
Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment
Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that
CAM, the Citigroup business unit that, at the time, included the

Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report         37

Notes to Financial Statements (unaudited) (continued)

 Fund’s investment manager and other investment advisory
companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered
them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time,
there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005,
Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.
Legal Matters

Beginning in August 2005, five class
action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC

38         Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

 described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of
the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

*  *  *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”) (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the
Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the
“Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, SBFM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional
lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, SBFM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

Smith Barney Diversified Strategic Income Fund 2006
Semi-Annual Report         39

Notes to Financial Statements (unaudited) (continued)

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10.
Other Matters

On September 16, 2005, the staff of
the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the
1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund or SBFM and
SBAM’s ability to perform investment management services relating to the Fund.

40         Smith Barney Diversified Strategic Income Fund 2006 Semi-Annual Report

Board Approval of Management Agreement and Sub-Advisory Agreement (unaudited)

Background

The members of the Board of Smith Barney
Income Funds – Smith Barney Diversified Strategic Income Fund (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from the
Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”) and sub-advisory agreement (the “Sub-Advisory Agreement”). The Board received and considered a variety of information about the Manager, Citigroup Asset Management Limited, the Fund’s sub-adviser (“the Sub-Adviser”) and the Fund’s distributor(s), as well as the advisory, subadvisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The
presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”, “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement and Sub-Advisory Agreement.

In approving the Management Agreement and Sub-Advisory Agreement,
the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management

The Board received and considered
information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the

Smith Barney Diversified Strategic Income Fund         41

Board Approval of Management Agreement and
Sub-Advisory Agreement (unaudited) (continued)

 Manager’s
response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed the qualifications, backgrounds and
responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the
Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the
Board’s request following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were acceptable.

Fund
Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance
Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “multi-sector income funds” by Lipper, showed that the Fund’s performance for all of the periods presented was below the median. The Board noted that in July 2002 there had been a change in the

42         Smith Barney Diversified Strategic Income Fund

Board Approval of Management Agreement and Sub-Advisory Agreement (unaudited) (continued)

 portfolio management team managing the Fund’s portfolio and took into account reports throughout the year explaining improving shorter term results. The current manager changed from the Fund’s formerly static asset allocation policy to a tactical sector allocation among four separate fixed income asset classes. In addition, the Board noted that management believes that this Fund’s lower allocation to high yield securities, convertible and equity securities than the other funds in the Performance Universe hampered relative performance in recent time periods when high yield securities outperformed. The
Board further noted the Fund primarily invests in U.S. Dollar based assets, limiting foreign currency exposure, which has negatively impacted relative fund performance during the recent period of U.S. dollar weakness. Based on their review, the
Board continues to retain confidence in the Manager to seek to achieve the Fund’s investment objective and carry out its investment strategies.

Management Fee and Expense Ratios

The Board reviewed
and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the
Sub-Adviser. In addition, the Board noted that the compensation paid to the Sub-Adviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the
Fund’s shareholders.

Additionally, the Board received and considered information comparing the Fund’s Contractual
Management Fee and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Sub-Adviser’s fees and comparable information for other subadvised funds, as well as other accounts managed by the Sub-Adviser, and, in this connection, the amount of the Contractual and Actual Management
Fees retained by the Manager after payment of the sub-advisory fee. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

Smith Barney Diversified Strategic Income Fund          43

Board Approval of Management Agreement and Sub-Advisory Agreement (unaudited) (continued)

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 7 retail front-end load funds (including the Fund) classified as “multi-sector income funds” by Lipper, showed that although the Fund’s Contractual and Actual Management Fees were higher than the median, they were within the range of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was within the median range. After discussion with the Board, the Manager offered to and will institute fee breakpoints effective on or about October 1, 2005 that will reduce the management fees of the Fund; as the Fund’s assets grow the impact of the breakpoints will increase.

Taking all of the above into consideration, the Board determined that the Management Fee and the subadvisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager Profitability

The Board received and considered
a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. To the extent available, the Board also reviewed information provided by the Sub-Adviser with respect to the Sub-Adviser’s profitability in providing sub-advisory services to the Fund. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

The Board noted that the Fund’s asset level exceeded the breakpoints (or would exceed any proposed breakpoints) and, as a result, the Fund and its shareholders realized or would realize the benefit of a lower total expense ratio than if no breakpoints had been in place. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

The Board
noted that Management Fee effective on or about October 1, 2005 will be 0.65% of the first $1 billion of net assets; 0.625% of the next $1 billion of assets; 0.60% of the next $3 billion of net assets; 0.575% of the next $5 billion of net assets and
0.55% of net assets over $10 billion.

44         Smith Barney Diversified Strategic Income Fund

Board Approval of Management Agreement and Sub-Advisory
Agreement (unaudited) (continued)

Other Benefits to the
Manager and the Sub-Adviser

The Board considered other benefits received by the Manager, the Sub-Adviser and their affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the
foregoing, the Board approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor
reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management and Sub-Advisory Agreements. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement and the Sub-Advisory Agreements in a private session with their independent legal counsel at which no representatives of the Manager were present.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction
resulted in the automatic termination of the Fund’s current advisory agreement and sub-advisory agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”) and a new sub-advisory agreement between the Adviser and Citigroup Asset Management
Limited, the Fund’s subadviser (the “Sub-Adviser”) (the “New Sub-Advisory Agreement”) and authorized the Fund’s officers to submit the New Management Agreement and the New Sub-Advisory
Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1,
2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management
Agreement and the New Sub-Advisory Agreement. To assist the Board in its consideration of the New

Smith Barney Diversified Strategic Income Fund         45

Board Approval of Management Agreement and
Sub-Advisory Agreement (unaudited) (continued)

 Management Agreement,
Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. To assist the Board in its consideration of the New Sub-Advisory Agreement, the Board received in advance of their meeting certain materials and information. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement and the New
Sub-Advisory Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement and the New Sub-Advisory Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates
(“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of
CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western
Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or sub-adviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a
number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

46         Smith Barney Diversified Strategic Income Fund

Board
Approval of Management Agreement and Sub-Advisory Agreement (unaudited) (continued)

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vi) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(vii) the
assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(viii) the division of responsibilities between the
Adviser and the Sub-Adviser and the services provided by each of them, and the cost to the Adviser of obtaining those services;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if
Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current advisory agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the
costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Fund would avail itself of
permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to
Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction ; and

(xvi)
that, as discussed in detail above, within the past year the Board had performed a full annual review of the current advisory agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management
Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the current advisory agreement, and reached substantially the same conclusions.

Smith Barney Diversified Strategic Income Fund         47

Board Approval of Management Agreement and Sub-Advisory Agreement (unaudited) (continued)

In their deliberations concerning the New Sub-Advisory Agreement, among other things, the Board Members considered:

(i) the current responsibilities of the Sub-Adviser and the services currently provided by it;

(ii) Legg Mason’s combination plans, as described above;

(iii) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Sub-Adviser, including compliance services;

(iv) the fact that the fees paid to the Sub-Adviser (which are paid by the Adviser and not the Fund) will not increase by virtue of the New Sub-Advisory Agreement, but will remain the same;

(v) the terms and conditions of the New Sub-Advisory Agreement, and, the benefits of a single, uniform form of agreement covering these services;

(vi) that, as discussed in greater detail above, within the past year the Board had performed a full annual review of the current sub-advisory agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Sub-Advisory Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, fees and economies of scale and investment performance as it did when it renewed the current sub-advisory agreement, and reached substantially the same conclusions.

(vii) that the Fund would not bear the costs of obtaining shareholder approval of the New Sub-Advisory Agreement; and

(viii) the factors enumerated and/or discussed above in connection with the approval of the New Management Agreement, to the extent relevant.

48         Smith Barney Diversified Strategic Income Fund

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 21, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new Management agreement and Sub-Advisory agreement and 2) to elect Trustees. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and/or broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Item Voted On

Votes For

Votes Against

Abstentions

Broker Non-Votes

New Management Agreement

86,642,088.304

1,384,284.400

2,112,054.632

2,686,883.000

New Sub-Advisory Agreement

86,575,207.281

1,412,073.126

2,151,146.929

2,686,883.000

Election of Trustees1

Nominees:

Votes For

Authority Withheld

Abstentions

Lee Abraham

363,970,309.421

12,151,009.270

7,498.080

Jane F. Dasher

364,159,098.896

11,962,219.795

7,498.080

Richard E. Hanson, Jr.

364,145,994.128

11,975,324.563

7,498.080

Paul Hardin

364,043,269.081

12,078,049.610

7,498.080

Roderick C. Rasmussen

363,954,362.679

12,166,956.012

7,498.080

John P. Toolan

364,074,892.512

12,046,426.179

7,498.080

R. Jay Gerken

363,907,661.666

12,213,657.025

7,498.080

[1]

Trustees are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

Smith Barney Diversified Strategic Income Fund         49

Smith Barney

Diversified Strategic Income Fund

TRUSTEES

Lee Abraham

Jane F. Dasher

R. Jay Gerken, CFA
Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and
Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Robert J. Brault

Chief Financial Officer

and Treasurer

Ted P. Becker
Chief Compliance Officer

John Chiota
Chief
Anti-Money Laundering
Compliance Officer

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason
Investor Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and
    Trust
Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG
LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Smith Barney Diversified Strategic Income Fund but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2006 Legg Mason

Investor Services, LLC

Member NASD, SIPC

FD2174 3/06

06-9746

Smith Barney Income Funds

Smith Barney Diversified Strategic

Income Fund

The Fund is a separate investment fund of the Smith Barney Income Funds, a Massachusetts business trust.

SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s
Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2)
on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.